UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22551

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2020

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay MacKay DefinedTerm Municipal Opportunities Fund

Message from the President and Semiannual Report

Unaudited November 30, 2020  |  NYSE Symbol MMD

Beginning on January 1, 2021, paper copies of MainStay Fund annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Although the global coronavirus pandemic continued to afflict populations and economies around the world, most broad U.S. stock and bond markets gained ground, rebounding from earlier pandemic-related declines to rise throughout the six-month period ended November 30, 2020.

The backdrop for the reporting period was set in February and March 2020 as COVID-19 spread worldwide. Governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and placing restrictions on nonessential activity. These responses slowed global economic activity, driving stock and bond indices sharply lower. Emergency monetary and fiscal measures promised relief, and by early April 2020, market sentiment had begun to improve. Unemployment remained high, some sectors of the global economy remained depressed and many of the questions surrounding the pandemic had yet to be answered. Nevertheless, investors looked forward to a gradual lessening of restrictions on nonessential businesses, the possibility for additional stimulus and apparent progress in the development of a vaccine.

As the reporting period began on June 1, 2020, most broad U.S. stock and bond indices had already recovered most of the ground they lost in February and March 2020. Markets generally trended higher throughout the reporting period, although a resurgence of coronavirus cases in many parts of the country and uncertainties related to the U.S. election caused a transient dip in the fall of 2020. Risk-on conditions prevailed for most segments of the fixed-income markets, favoring lower credit quality securities. Corporate bonds generally gained modest ground, with high-yield securities tending to outperform investment-grade instruments. High-yield securities outperformed among municipal bond issues as well, albeit by a smaller margin, while long-end maturities tended to outperform the short-end. Leading performers among state municipal bond issuers included New Jersey and Illinois; while Maryland and Massachusetts lagged.

While the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay Fund investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. Despite the challenges posed by COVID-19, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)

Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please visit newyorklifeinvestments.com/mmd.

Total Returns	Six Months	One Year	Five Years	Since Inception 6/26/12

Net Asset Value (“NAV”)[1]	7.44%	6.53%	6.91%	7.09%

Market Price[1]	5.01	9.65	8.80	7.10

Bloomberg Barclays Municipal Bond Index[2]	3.29	4.89	3.93	3.73

Morningstar Muni National Long Category Average[3]	7.57	5.11	4.91	5.45

Fund Statistics (as of November 30, 2020)

NYSE Symbol	MMD	Premium/Discount[4]	3.47%

CUSIP	56064K100	Total Net Assets (millions)	$574.8

Inception Date	6/26/12	Total Managed Assets (millions)[5]	$941.0

Market Price	$21.45	Leverage[6]	38.9%

NAV	$20.73	Percent of AMT Bonds[7]	5.40%

1.	Total returns assume dividends and capital gains distributions are reinvested. For periods of less than one year, total return is not annualized.
2.

The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. An investment cannot be made directly in an index.

3.

The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

4.	Premium/Discount is the percentage (%) difference between the market price and the NAV. When the market price exceeds the NAV, the Fund is trading at a premium. When the market price is less than the NAV, the Fund is trading at a discount.
5.

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).

6.

Leverage is based on the use of proceeds received from tender option bond transactions, issuance of Preferred shares, funds borrowed from banks or other institutions or derivative transactions, expressed as a percentage of Managed Assets.

7.

Alternative Minimum Tax (“AMT”) is a separate tax computation under the Internal Revenue Code that, in effect, eliminates many deductions and credits and creates a tax liability for an individual who would otherwise pay little or no tax, expressed as a percentage of Managed Assets.

5

Portfolio Composition as of November 30, 2020† (Unaudited)

California	16.1%

Puerto Rico (a)	13.7

Illinois	12.6

New York	7.3

Michigan	7.1

Florida	4.4

Missouri	3.8

Nevada	3.8

Texas	3.6

Pennsylvania	3.3

U.S. Virgin Islands	3.1

Washington	3.1

Guam	2.4

Nebraska	2.3

Kansas	2.2%

New Jersey	1.4

South Carolina	1.2

Colorado	0.9

Wisconsin	0.7

Virginia	0.5

New Hampshire	0.4

District of Columbia	0.3

Ohio	0.3

Arizona	0.2

Minnesota	0.2

Other Assets, Less Liabilities	5.1

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of November 30, 2020# (Unaudited)

1.	Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds, 5.00%-5.25%, due 7/1/32-7/1/39

2.	Kansas City Industrial Development Authority, Kansas City International Airport Terminal Modernization Project, Special Obligation, Revenue Bonds, 4.00%, due 3/1/45

3.	Los Angeles Department of Water & Power, Power System, Revenue Bonds, 5.00%, due 7/1/47

4.	Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds, 5.00%-5.30%, due 6/1/34-6/1/37

5.	Chino Valley Unified School District, Limited General Obligation, 5.00%, due 8/1/55
6.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.50%-6.00%, due 7/1/23-7/1/37 (b)

7.	County of Orange FL Tourist Development Tax Revenue, Revenue Bonds, 4.00%, due 10/10/33

8.	Michigan Finance Authority, Trinity Health Corp., Revenue Bonds, 5.25%, due 12/1/41

9.	University of California, Regents Medical Center, Revenue Bonds, 5.00%, due 5/15/43

10.	Metropolitan Transportation Authority, Transportation, Revenue Bonds, 5.00%, due 11/15/45

Credit Quality as of November 30, 2020^ (Unaudited)

Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If the ratings provided by the ratings agencies differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

†	As a percentage of Managed Assets.
#	Some of these holdings have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for the TOB residuals and cash.
^	As a percentage of total investments.
(a)	As of November 30, 2020, 90.9% of the Puerto Rico municipal securities held by the Fund were insured and all bonds continue to pay full principal and interest.
(b)	Municipal security may feature credit enhancements, such as bond insurance.

6	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert DiMella, CFA, John Loffredo, CFA, Michael Petty, Scott Sprauer, David Dowden and John Lawlor of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay DefinedTerm Municipal Opportunities Fund perform relative to its benchmark and peer group during the six months ended November 30, 2020?

For the six months ended November 30, 2020, MainStay MacKay DefinedTerm Municipal Opportunities Fund returned 7.44% based on net asset value applicable to Common shares and 5.01% based on market price. At net asset value and at market price, the Fund outperformed the 3.29% return of the Bloomberg Barclays Municipal Bond Index. At net asset value and at market price, the Fund underperformed the 7.57% return of the Morningstar Muni National Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the six months ended November 30, 2020, the below-investment-grade tax-exempt segment of the municipal market outperformed the investment-grade segment. Performance in the long-end maturities outperformed the short-end. Among states, bonds from New Jersey and Illinois outperformed the overall municipal market, while issues from Maryland and Massachusetts underperformed.

During the reporting period, the Fund outperformed the Bloomberg Barclays Municipal Bond Index primarily due to strong security selection. Along with security selection, relative outperformance was driven by the Fund’s overweight exposure to the special tax sector and underweight exposure to the state and local general obligation sectors. In addition, security selection and an overweight allocation to bonds from Puerto Rico and Illinois further enhanced performance.

How was the Fund’s leverage strategy implemented during the reporting period?

During the reporting period, the Fund slightly increased its leverage in anticipation of fully transitioning its leverage from fixed rate to floating rate based on the lower rate environment. The Fund was also opportunistic from a credit perspective. The

Fund sold positions in names that no longer represented spread2 tightening opportunities and reinvesting in higher-yielding positions and sectors we believed to be misunderstood. As of November 30, 2020, the Fund’s leverage percentage was nearly 39%.

What was the Fund’s duration3 strategy during the reporting period?

As of the end of the reporting period, the Fund’s modified duration to worst4 was 6.51 years compared to 4.75 years for the Bloomberg Barclays Municipal Bond Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

From a sector perspective, the strongest positive contributions to the Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index came from holdings in the special tax, local and state general obligation sectors. (Contributions take weightings and total returns into account.) Conversely, bonds in the other revenue sector detracted from relative returns. Among states, leading contributors to relative results were bonds from Puerto Rico and Illinois, while holdings from Pennsylvania, Utah and Georgia detracted. Across credit ratings, bonds rated AA, BB and B contributed positively to relative performance along with bonds maturing over 10 years.5

What were some of the Fund’s largest purchases and sales during the reporting period?

As the Fund remains focused on diversification and liquidity, no individual purchase or sale would have been considered significant.

How did the Fund’s market segments change during the reporting period?

During the reporting period, the Fund increased its sector exposure to leasing and special tax while it decreased holdings

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

5.

An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

7

in the water/sewer, prerefunded/ETM (escrowed to maturity) and electric sectors. Across states, the Fund increased its exposure to bonds from Washington and decreased its exposure to bonds from Puerto Rico, Michigan and Massachusetts. Across ratings, the Fund increased its credit exposure to bonds rated A and decreased its credit exposure to bonds rated AA, CC and B.6 Lastly, the Fund increased its maturity exposure to over-thirty-year bonds and decreased its exposure to bonds with twenty-five to thirty years and fifteen to twenty years maturities.

How was the Fund positioned at the end of the reporting period?

As of November 30, 2020, the Fund held overweight positions relative to the Bloomberg Barclays Municipal Bond Index in the

special tax and tobacco sectors, and held overweight exposure to bonds from Puerto Rico. The Fund also held an overweight position relative to the Bloomberg Barclays Municipal Bond Index in credits rated B. As of the same date, the Fund held underweight positions in the transportation and state general obligation sectors. The Fund also held underweight exposure to bonds from New York and Texas as well as bonds rated AAA.7

6.

An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘CC’ by S&P is deemed by S&P to be currently highly vulnerable. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

7.

An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments November 30, 2020 (Unaudited)

	Principal Amount	Value
Municipal Bonds 155.4%†
Arizona 0.3% (0.2% of Managed Assets)
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	$1,855,000	$1,856,447

California 26.4% (16.1% of Managed Assets)
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds 5.00%, due 12/31/36 (a)	5,000,000	5,967,050
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds Series B 4.00%, due 7/15/29 (a)	2,405,000	2,518,684
Chino Valley Unified School District, Limited General Obligation Series B 5.00%, due 8/1/55 (b)	22,075,000	28,580,591
City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (b)	19,500,000	21,970,338
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A-1 5.00%, due 6/1/34	5,000,000	6,148,150
Series A-2 5.30%, due 6/1/37 (c)	25,225,000	26,158,325
Los Angeles Department of Water & Power, Power System, Revenue Bonds Series A 5.00%, due 7/1/47 (b)	28,900,000	35,028,500
University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (b)	23,260,000	25,343,764

		151,715,402

Colorado 1.5% (0.9% of Managed Assets)
Copper Ridge Metropolitan District, Revenue Bonds 5.00%, due 12/1/39	4,450,000	4,348,629
Dominion Water & Sanitation District, Revenue Bonds 6.00%, due 12/1/46	2,450,000	2,558,584
Sterling Ranch Community Authority Board, Revenue Bonds Series A 5.00%, due 12/1/30	1,750,000	1,819,738

		8,726,951

	Principal Amount	Value
District of Columbia 0.5% (0.3% of Managed Assets)
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds Series C, Insured: AGC 6.50%, due 10/1/41 (c)	$2,400,000	$3,016,200

Florida 7.2% (4.4% of Managed Assets)
County of Orange FL Tourist Development Tax Revenue, Revenue Bonds 4.00%, due 10/10/33 (b)	25,000,000	27,553,844
JEA Electric System, Revenue Bonds Series C 5.00%, due 10/1/37 (b)	12,980,000	13,941,146

		41,494,990

Guam 4.0% (2.4% of Managed Assets)
Guam Government, Business Privilege Tax, Revenue Bonds Series B-1 5.00%, due 1/1/42	3,860,000	3,969,161
Guam Government, Hotel Occupancy Tax, Revenue Bonds
Series A 6.125%, due 11/1/31	860,000	868,333
Series A 6.50%, due 11/1/40	4,900,000	4,955,076
Guam Government, Revenue Bonds Series A 5.00%, due 12/1/20	755,000	755,000
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	7,550,000	8,556,340
Guam International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	3,425,000	3,772,877

		22,876,787

Illinois 20.7% (12.6% of Managed Assets)
Chicago Board of Education Dedicated Capital Improvement, Revenue Bonds 5.75%, due 4/1/34	8,000,000	9,356,800
Chicago Board of Education Dedicated Capital Improvement, Unlimited General Obligation (d)
Series B 7.00%, due 12/1/42	3,500,000	4,395,405
Series A 7.00%, due 12/1/46	4,000,000	4,994,520
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.50%, due 12/1/39 (b)	20,000,000	20,668,100

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments November 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois 20.7% (12.6% of Managed Assets) (continued)
Chicago Board of Education, Unlimited General Obligation (continued)
Series A 7.00%, due 12/1/44	$2,880,000	$3,417,782
Chicago O’Hare International Airport, Revenue Bonds Insured: AGM 5.75%, due 1/1/38	5,000,000	5,442,050
Chicago, Illinois Wastewater Transmission, Revenue Bonds Series C 5.00%, due 1/1/32	7,120,000	8,227,445
Chicago, Unlimited General Obligation
Series C 5.00%, due 1/1/25	1,435,000	1,465,522
Series A 5.25%, due 1/1/27	3,000,000	3,245,970
Series 2007E 5.50%, due 1/1/42	2,000,000	2,123,700
Series A 5.50%, due 1/1/49	5,000,000	5,466,400
Series A 6.00%, due 1/1/38	6,930,000	7,826,742
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds Series A 5.00%, due 6/15/57	4,665,000	5,107,382
Sales Tax Securitization Corp., Revenue Bonds Series C, Insured: BAM 5.25%, due 1/1/48 (b)	11,000,000	13,099,103
State of Illinois, Unlimited General Obligation 5.25%, due 7/1/31 (b)	20,000,000	20,937,469
5.50%, due 5/1/30	2,500,000	2,916,525

		118,690,915

Kansas 3.6% (2.2% of Managed Assets)
Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (b)	19,290,000	20,413,158

Michigan 11.6% (7.1% of Managed Assets)
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/32	1,500,000	1,614,060
Series B, Insured: AGM 5.00%, due 7/1/34 (b)	24,940,000	30,390,887

	Principal Amount	Value
Michigan 11.6% (7.1% of Managed Assets) (continued)
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds (continued)
Senior Lien-Series A 5.25%, due 7/1/39	$5,000,000	$5,399,900
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	1,005,000	1,033,331
Senior Lien-Series A 5.25%, due 7/1/41	2,385,000	2,455,691
Michigan Finance Authority, Trinity Health Corp., Revenue Bonds Series 2016 5.25%, due 12/1/41 (b)	21,630,000	25,809,928

		66,703,797

Minnesota 0.3% (0.2% of Managed Assets)
Blaine Minnesota Senior Housing & Healthcare, Crest View Senior Community Project, Revenue Bonds Series A 5.75%, due 7/1/35	2,000,000	1,874,220

Missouri 6.1% (3.8% of Managed Assets)
Kansas City Industrial Development Authority, Kansas City International Airport Terminal Modernization Project, Special Obligation, Revenue Bonds Series A 4.00%, due 3/1/45 (b)	31,510,000	35,338,419

Nebraska 3.7% (2.3% of Managed Assets)
Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)	20,000,000	21,464,320

Nevada 6.2% (3.8% of Managed Assets)
Clark County New School District, Tax Building Series A, Insured: BAM 5.00%, due 6/15/34 (b)	9,680,000	12,117,125
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds Series B 5.00%, due 7/1/43 (b)	20,000,000	23,554,330

		35,671,455

New Hampshire 0.7% (0.4% of Managed Assets)
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds Series B, Insured: ACA (zero coupon), due 1/1/24	4,740,000	4,079,623

10	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey 2.2% (1.4% of Managed Assets)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds 5.25%, due 9/15/29 (a)	$5,000,000	$5,245,000
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds Series A 4.00%, due 11/1/39	3,400,000	3,708,652
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series BB 4.00%, due 6/15/44	1,000,000	1,070,210
State of New Jersey, Unlimited General Obligation 5.00%, due 6/1/41	2,000,000	2,397,700
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/46	300,000	356,625

		12,778,187

New York 11.9% (7.3% of Managed Assets)
Metropolitan Transportation Authority, Transportation, Revenue Bonds Series A-1 5.00%, due 11/15/45 (b)	22,695,000	24,359,109
New York Liberty Development Corp., World Trade Center, Revenue Bonds Class 3 7.25%, due 11/15/44 (b)	13,390,000	13,975,479
New York Transportation Development Corp., American Airlines-JFK International Airport, Revenue Bonds 5.00%, due 8/1/31 (a)	5,000,000	5,025,250
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A, Insured: AGM 4.00%, due 7/1/36 (b)	20,000,000	21,269,000
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	3,395,000	3,758,944

		68,387,782

Ohio 0.5% (0.3% of Managed Assets)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series B-2, Class 2 5.00%, due 6/1/55	2,500,000	2,811,550

	Principal Amount	Value
Pennsylvania 5.4% (3.3% of Managed Assets)
Allentown Neighborhood Improvement Development Zone Authority, City Center Project, Revenue Bonds 5.00%, due 5/1/42 (d)	$1,000,000	$1,063,640
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	2,370,000	2,729,600
Harrisburg, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	305,000	295,222
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53 (b)	14,260,000	15,997,144
Pennsylvania Turnpike Commission, Revenue Bonds Series A, Insured: AGM 4.00%, due 12/1/49 (b)	7,470,000	8,614,964
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	2,000,000	2,176,840

		30,877,410

Puerto Rico 22.4% (13.7% of Managed Assets)
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	12,965,000	13,304,294
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/25	310,000	316,863
Series A, Insured: AGC 5.125%, due 7/1/47	3,550,000	3,650,216
Series A 6.00%, due 7/1/44	2,630,000	2,669,450
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (e)
Insured: AGM 4.50%, due 7/1/23	280,000	280,683
Series A, Insured: AGM 5.00%, due 7/1/35	7,840,000	8,227,296
Insured: AGM 5.125%, due 7/1/30	1,365,000	1,403,534
Series A, Insured: AGC 5.25%, due 7/1/23	145,000	149,478
Series A-4, Insured: AGM 5.25%, due 7/1/30	4,425,000	4,436,151

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments November 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico 22.4% (13.7% of Managed Assets) (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (e) (continued)
Series A, Insured: AGM 5.375%, due 7/1/25	$1,340,000	$1,371,128
Series A, Insured: AGC 5.50%, due 7/1/32	255,000	266,327
Series C, Insured: AGM 5.50%, due 7/1/32	1,520,000	1,587,518
Series C, Insured: AGM 5.75%, due 7/1/37	5,440,000	5,707,430
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,615,000	2,689,580
Series A, Insured: AGM 6.00%, due 7/1/33	875,000	922,206
Series A, Insured: AGM 6.00%, due 7/1/34	755,000	774,743
Puerto Rico Convention Center District Authority, Revenue Bonds (e)
Series A, Insured: AGC 4.50%, due 7/1/36	13,080,000	13,089,679
Series A, Insured: AGC 5.00%, due 7/1/27	635,000	649,078
Series A, Insured: AMBAC 5.00%, due 7/1/31	340,000	344,413
Puerto Rico Electric Power Authority, Revenue Bonds (e)
Series DDD, Insured: AGM 3.625%, due 7/1/23	755,000	756,314
Series DDD, Insured: AGM 3.65%, due 7/1/24	2,830,000	2,834,726
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	1,130,000	1,144,667
Series PP, Insured: NATL-RE 5.00%, due 7/1/25	165,000	167,142
Series TT, Insured: AGM 5.00%, due 7/1/27	310,000	316,873
Puerto Rico Highway & Transportation Authority, Revenue Bonds (e)
Series AA-1, Insured: AGM 4.95%, due 7/1/26	6,195,000	6,314,316
Series D, Insured: AGM 5.00%, due 7/1/32	960,000	981,302
Series N, Insured: AMBAC 5.25%, due 7/1/31	3,485,000	3,814,646
Series CC, Insured: AGM 5.25%, due 7/1/32	2,075,000	2,437,503
Series CC, Insured: AGM 5.25%, due 7/1/33	435,000	512,291
Series CC, Insured: AGM 5.25%, due 7/1/34	2,685,000	3,176,382
Series N, Insured: AGC 5.25%, due 7/1/34	1,665,000	1,969,712

	Principal Amount	Value
Puerto Rico 22.4% (13.7% of Managed Assets) (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (e) (continued)
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	$575,000	$665,850
Series CC, Insured: AGM 5.50%, due 7/1/29	235,000	279,126
Series N, Insured: AMBAC 5.50%, due 7/1/29	1,025,000	1,145,038
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/21	810,000	826,856
Series A, Insured: AGM 5.00%, due 8/1/22	835,000	853,470
Series A, Insured: AGM 5.00%, due 8/1/27	2,770,000	2,831,411
Series A, Insured: AGM 5.00%, due 8/1/30	1,685,000	1,722,390
Series A, Insured: AGM 5.25%, due 8/1/21	230,000	235,824
Series C, Insured: AGC 5.25%, due 8/1/21	3,775,000	3,871,640
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (e)
Series F, Insured: AGC 5.25%, due 7/1/21	2,090,000	2,136,837
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	10,000,000	10,285,200
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1 4.55%, due 7/1/40	2,500,000	2,709,075
Series A-1 5.00%, due 7/1/58	13,440,000	14,823,917

		128,652,575

South Carolina 1.9% (1.2% of Managed Assets)
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds Series A 4.00%, due 10/1/48 (b)(f)	10,000,000	11,009,160

Texas 6.0% (3.6% of Managed Assets)
City of San Antonio Electric & Gas Systems, Junior Lien, Revenue Bonds 5.00%, due 2/1/48 (b)	7,000,000	7,700,630
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	39,514
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	175,000	81,154
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	260,000	115,396

12	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas 6.0% (3.6% of Managed Assets) (continued)
Mission Economic Development Corp., Natgasoline LLC Project, Revenue Bonds 4.625%, due 10/1/31 (a)(d)	$5,000,000	$5,310,300
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/32 (b)	20,000,000	21,132,950

		34,379,944

U.S. Virgin Islands 5.1% (3.1% of Managed Assets)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A 5.00%, due 10/1/29	2,980,000	2,830,851
Series A 5.00%, due 10/1/32	3,020,000	2,824,727
Series A, Insured: AGM 5.00%, due 10/1/32	2,690,000	2,879,726
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Senior Lien-Series B 5.00%, due 10/1/24	1,175,000	1,182,238
Series A-1 5.00%, due 10/1/24	910,000	910,182
Series A 5.00%, due 10/1/25	5,735,000	5,735,860
Series B 5.25%, due 10/1/29	1,355,000	1,341,491
Series A 6.625%, due 10/1/29	2,395,000	2,405,538
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	5,350,000	5,727,335
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds
Series A-1 4.50%, due 10/1/24	375,000	371,471
Senior Lien-Series B 5.00%, due 10/1/25	3,290,000	3,290,494

		29,499,913

Virginia 0.9% (0.5% of Managed Assets)
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	5,000,000	5,025,250

	Principal Amount	Value
Washington 5.1% (3.1% of Managed Assets)
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series A 5.00%, due 8/15/44 (b)	$19,665,000	$20,784,074
Washington State Convention Center Public Facilities District, Revenue Bonds 4.00%, due 7/1/58	8,000,000	8,491,920
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds Series 1N 4.00%, due 6/1/49	170,000	188,435

		29,464,429

Wisconsin 1.2% (0.7% of Managed Assets)
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds Series A 5.00%, due 6/1/36 (d)	500,000	542,155
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds Series A 5.00%, due 10/1/39 (d)	5,750,000	6,107,938

		6,650,093

Total Investments (Cost $825,854,715)	155.4%	893,458,977
Floating Rate Note Obligations (g)	(57.4)	(329,935,000)
Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(6.1)	(35,000,000)
Other Assets, Less Liabilities	8.1	46,294,143
Net Assets Applicable to Common Shares	100.0%	$574,818,120

†	Percentages indicated are based on Fund net assets applicable to Common shares.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.

(c)	Step coupon—Rate shown was the rate in effect as of November 30, 2020.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Bond insurance is paying principal and interest, since the issuer is in default.

(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(g)	Face value of Floating Rate Notes issued in TOB transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments November 30, 2020 (Unaudited) (continued)

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued), which was $940,979,605 as of November 30, 2020.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of November 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds	$—	$893,458,977	$—	$893,458,977

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of November 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $825,854,715)	$893,458,977
Cash	4,759,736
Receivables:
Investment securities sold	29,810,417
Interest	13,458,181
Common shares sold	166,646
Other assets	4,250

Total assets	941,658,207

Liabilities
Payable for Floating Rate Note Obligations	329,935,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series B (a)	35,000,000
Payables:
Manager (See Note 3)	456,266
Shareholder communication	19,894
Professional fees	10,578
Transfer agent	7,252
Custodian	3,433
Trustees	256
Accrued expenses	5,481
Interest expense and fees payable	1,235,264
Common share dividend payable	166,663

Total liabilities	366,840,087

Net assets applicable to Common shares	$574,818,120

Common shares outstanding	27,729,393

Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$20.73

Net assets applicable to Common Shares consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$27,729
Additional paid-in capital	527,948,098

527,975,827
Total distributable earnings (loss)	46,842,293

Net assets applicable to Common shares	$574,818,120

(a)	350 authorized shares, $0.01 par value, liquidation preference of $100,000 per share (See Note 2).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended November 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$19,375,387

Expenses
Manager (See Note 3)	2,744,390
Interest expense and fees	1,954,573
Professional fees	73,464
Shareholder communication	24,165
Transfer agent	21,486
Custodian	13,354
Trustees	6,769
Miscellaneous	61,959

Total expenses	4,900,160

Net investment income (loss)	14,475,227

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	3,642,692
Net change in unrealized appreciation (depreciation) on investments	22,046,991

Net realized and unrealized gain (loss)	25,689,683

Net increase (decrease) in net assets to Common shares resulting from operations	$40,164,910

16	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended November 30, 2020 (Unaudited) and the year ended May 31, 2020

	Six months ended November 30, 2020*	Year ended May 31, 2020
Net Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$14,475,227	$24,932,264
Net realized gain (loss)	3,642,692	6,624,757
Net change in unrealized appreciation (depreciation)	22,046,991	(20,458,229)

Net increase (decrease) in net assets applicable to Common shares resulting from operations	40,164,910	11,098,792

Distributions to Common shareholders	(14,127,105)	(28,189,046)

Capital share transactions (Common shares):
Net proceeds issued to shareholders resulting from reinvestment of dividends	1,036,766	1,735,312

Increase (decrease) in net assets applicable to Common shares from capital share transactions	1,036,766	1,735,312

Net increase (decrease) in net assets applicable to Common shares	27,074,571	(15,354,942)

Net Assets Applicable to Common Shares
Beginning of period	547,743,549	563,098,491

End of period	$574,818,120	$547,743,549

*	Unaudited.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Cash Flows

for the six months ended November 30, 2020 (Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$40,164,910
Adjustments to reconcile net increase in net assets resulting from operations to net cash from operating activities:
Investments purchased	(84,209,831)
Investments sold	101,056,271
Amortization (accretion) of discount and premium, net	1,790,690
Decrease in due from broker	7,000,270
Increase in investment securities sold receivable	(22,421,629)
Decrease in interest receivable	559,853
Decrease in other assets	25,186
Decrease in professional fees payable	(71,502)
Decrease in custodian payable	(1,987,340)
Decrease in shareholder communication payable	(5,099)
Increase in due to trustees	256
Increase in due to manager	10,980
Increase in due to transfer agent	495
Decrease in accrued expenses	(799)
Decrease in interest expense and fees payable	(957,967)
Net realized gain from investments	(3,642,692)
Net change in unrealized (appreciation) depreciation on investments	(22,046,991)

Net cash from operating activities	15,265,061

Cash flows used in financing activities:
Net proceeds resulting from reinvestment of dividends	1,046,465
Proceeds from floating rate note obligations	37,585,000
Redemption of Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series A	(35,000,000)
Cash distributions paid, net of change in Common share dividend payable	(14,136,790)

Net cash used in financing activities	(10,505,325)

Net increase in cash	4,759,736
Cash at beginning of period	—

Cash at end of period	$4,759,736

Supplemental disclosure of cash flow information:

Cash payments recognized as interest expense on the Fund’s Fixed Rate Municipal Term Preferred Shares for the six months ended November 30, 2020, were $1,013,250.

18	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended November 30, 2020*
			Year ended May 31,
			2020		2019	2018	2017	2016

Net asset value at beginning of period applicable to Common shares	$19.79		$20.41		$20.11	$20.14	$20.61	$19.03

Net investment income (loss)	0.52		0.99		1.01	1.05	1.08	1.11

Net realized and unrealized gain (loss) on investments	0.93		(0.59)		0.32	0.00 ‡	(0.46)	1.65

Total from investment operations	1.45		0.40		1.33	1.05	0.62	2.76

Dividends and distributions to Common shareholders	(0.51)		(1.02)		(1.03)	(1.08)	(1.09)	(1.18)

Net asset value at end of period applicable to Common shares	$20.73		$19.79		$20.41	$20.11	$20.14	$20.61

Market price at end of period applicable to Common shares	$21.45		$20.94		$20.65	$19.41	$19.94	$19.66

Total investment return on market price (a)	5.01%		6.62%		12.05%	2.88%	7.22%	13.66%

Total investment return on net asset value (a)	7.44%		1.94%		6.80%	5.31%	3.21%	15.02%

Ratios (to average net assets of Common shareholders)/Supplemental Data:

Net investment income (loss)	5.10	%††	4.44%		5.03%	5.21%	5.35%	5.73%

Net expenses (including interest expense and fees)	1.73	%††	2.33%		2.47%	2.11%	1.83%	1.58%

Interest expense and fees (b)	0.69	%††	1.31%		1.45%	1.10%	0.85%	0.59%

Portfolio turnover rate	9	%(c)	38	%(c)	27%	20%	26%	30%

Net assets applicable to Common shareholders end of period (in 000’s)	$574,818		$547,744		$563,098	$554,332	$555,071	$567,973

Preferred shares outstanding at $100,000 liquidation preference, end of period (in 000’s)	$35,000		$70,000		$70,000	$70,000	$70,000	$70,000

Assets coverage per Preferred share, end of period (d)	$1,742,337		$882,491		$904,426	$891,903	$892,958	$911,390

Average market value per Preferred share:

Series A (e)	$—		$100,000		$100,000	$100,006	$100,012	$100,015

Series B	$99,999		$99,999		$100,000	$100,000	$100,000	$100,087

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)

Total investment return on market price is calculated assuming a purchase of a common share at the market price on the first day and a sale on the last day business day of each month. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return on net asset value reflects the changes in net asset value during each period and assumes the reinvestment of dividends and distributions at net asset value on the last business day of each month. This percentage may be different from the total investment return on market price, due to differences between the market price and the net asset value. For periods less than one year, total investment return is not annualized.

(b)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2 (H)) and the issuance of fixed rate municipal term preferred shares (See Note 2 (I)).
(c)	The portfolio turnover rate includes variable rate demand notes.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the Preferred shares) from the Fund’s total assets, and dividing the result by the number of Preferred shares outstanding.
(e)	Redeemed on June 15, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay MacKay DefinedTerm Municipal Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on April 20, 2011, pursuant to an agreement and declaration of trust, which was amended and restated on June 4, 2015 (“Declaration of Trust”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on June 26, 2012.

Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 31, 2024 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company. Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (the “Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended an unlimited number of times by the Board prior to the first business day of the sixth month before the next occurring Extended Termination Date.

The Fund’s primary investment objective is to seek current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for the purpose of the Federal alternative minimum tax). Total return is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

20	MainStay MacKay DefinedTerm Municipal Opportunities Fund

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of November 30, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended November 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of November 30, 2020, were fair valued in such a manner.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker-dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

21

Notes to Financial Statements (Unaudited) (continued)

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Common Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, after payment of any dividends on any outstanding Preferred shares, if any, at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. To the extent that the Fund realizes any capital gains or ordinary taxable income, it will be required to allocate such income between the Common shares and Preferred shares issued by the Fund, in proportion to the total dividends paid to each share class for the year in which the income is realized. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from determinations using GAAP. For information on the Fund’s dividend reinvestment plan, please see page 27.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are recorded on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the MainStay Group of Funds.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of November 30, 2020, there were no open futures contracts held by the Fund.

(H)  Tender Option Bonds.  The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The

22	MainStay MacKay DefinedTerm Municipal Opportunities Fund

interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.

Typically, a fund serves as the sponsor of the TOB issuer (“Fund-sponsored TOB”). Under this structure, a fund establishes, structures and “sponsors” the TOB Issuer in which it holds TOB Residuals. The Fund uses this or a similar structure for any TOB in which it invests. In connection with Fund-sponsored TOBs, the fund sponsoring the Fund-sponsored TOB (“Fund Sponsor”) may contract with a third-party to perform some or all of the Fund Sponsor’s duties as sponsor. Regardless of whether the Fund Sponsor delegates any of its sponsorship duties to a third party, the Fund Sponsor’s expanded role under the Fund-sponsored TOB structure may increase the Fund Sponsor’s operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund Sponsor itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund Sponsor may be required to undertake could include reporting and recordkeeping obligations under the Internal Revenue Code and federal securities laws and contractual obligations with other TOB service providers. The Fund may serve as a Fund Sponsor to a Fund-sponsored TOB. If the Fund serves as a Fund Sponsor, it would be subject to the obligations discussed above and the risks attendant to such obligations.

Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the Fund Sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

To the extent that the remarketing agent and/or the liquidity provider is a banking entity, the TOB may face heightened liquidity risks due to restrictions applicable to banking entities under the Volcker Rule. The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (a “Covered Fund”). TOB Issuers are often structured as a Covered Fund, and therefore, a banking entity that is a remarketing agent would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund Sponsor or the Fund, would be the borrower and the loan from the

23

Notes to Financial Statements (Unaudited) (continued)

liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund Sponsor and the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider. If a TOB Issuer in which the Fund invests experiences adverse events in connection with a failed remarketing of TOB Floaters or a liquidity shortfall, the Fund would experience a loss.

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates their fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” in the Statement of Operations.

At November 30, 2020, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations

$521,053,531	$329,935,000

During the six-month period ended November 30, 2020, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate

$303,543,306	0.46%

(I)  Fixed Rate Municipal Term Preferred Shares.  On October 4, 2012, the Fund issued two series of Fixed Rate Municipal Term Preferred Shares (“Series A FMTP Shares” and “Series B FMTP Shares”, collectively, “FMTP Shares”), each with a liquidation preference of $100,000 per share (“Liquidation Preference”). Dividends on FMTP Shares, which are recognized as interest expense for financial reporting purposes, are paid semiannually at a fixed annual rate, subject to adjustments in certain circumstances. The FMTP Shares were issued in a private offering exempt from registration under the Securities Act of 1933, as amended.

The Fund is obligated to redeem its FMTP Shares by the date as specified in its offering document (“Term Redemption”), unless redeemed earlier by the Fund. FMTP Shares are subject to optional and mandatory redemption in certain circumstances. FMTP Shares will be subject to redemption, at the option of the Fund (“Optional Redemption”), in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the FMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Optional Redemption price per share is equal to the sum of the Liquidation Preference per share plus any accrued but unpaid dividends. On June 15, 2020, the Fund fully redeemed its Series A FMTP Shares. The redemption price per preferred share totaled $100,000 for a total redemption amount of $35,000,000.

As of November 30, 2020, the number of FMTP Shares outstanding and annual dividend rate were as follows:

Series	Dates of Issuance	Shares Outstanding	Annual Dividend Rate
B	October 4, 2012	350	3.01%

As of November 30, 2020, the Term Redemption date and liquidation value for the FMTP Shares outstanding were as follows:

Series	Term Redemption Date	Liquidation Value
B	May 31, 2021	$35,482,854

For financial reporting purposes only, the liquidation value of FMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on FMTP Shares are recognized as a component of “Interest expense and fees payable” on the Statement of Assets and Liabilities. Dividends accrued on FMTP Shares are recognized as a component of “Interest expense and fees” in the Statement of Operations. As of November 30, 2020, the fair value of the FMTP Shares for Series B was $34,999,738.

(J)  Statement of Cash Flows.  The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and restricted cash, if any, as of November 30, 2020.

(K)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such

24	MainStay MacKay DefinedTerm Municipal Opportunities Fund

outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from Covid-19 on the Commonwealth’s finances, the Federal Oversight and Management Board or the Commonwealth could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board is changing significantly due to existing members either stepping down or being replaced as the current board’s term has expired. There is no assurance that newly appointed board members will approve the restructuring agreements the prior board had negotiated. In light of the spread of the novel coronavirus in early 2020 to Puerto Rico and globally, the presiding judge has adjourned most of the Commonwealth’s PROMESA proceedings for public health reasons.

The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of November 30, 2020, 90.9% of the Puerto Rico municipal securities held by the Fund were insured. The Fund’s largest bond insurance provider, Assured Guaranty Municipal Corp., insured certain Puerto Rico municipal securities totaling 5.5% of the Fund’s total investments. Those securities, whose principal and interest are covered by bond insurance providers, are shown in the Portfolio of Investments.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.60% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).

During the six-month period ended November 30, 2020, New York Life Investments earned fees from the Fund in the amount of $2,744,390, and paid the Subadvisor in the amount of $1,372,756.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Computershare Trust Company, N.A. (“Computershare”), 150 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.

Note 4–Federal Income Tax

As of November 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$556,144,154	$70,224,129	$(62,844,306)	$7,379,823

As of May 31, 2020, for federal income tax purposes, capital loss carryforwards of $13,729,635 were available as shown in the table below, to

25

Notes to Financial Statements (Unaudited) (continued)

the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$13,730	$—

The tax character of distributions paid during the year ended May 31, 2020 to Common shareholders (as reflected in the Statement of Changes in Net Assets) and Preferred shareholders (included as interest expense for financial statement purposes (See Note 2(I)) were as follows:

	2020
Distributions paid from:	Ordinary Income	Exempt Interest Dividends	Long-Term Capital Gain

Common shares	$214,915	$27,974,131	$—
Preferred shares	31,930	2,001,297	—
Total	$246,845	$29,975,428	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Purchases and Sales of Securities (in 000’s)

During the six-month period ended November 30, 2020, purchases and sales of securities, other than short-term securities, were $84,210 and $101,056, respectively.

Note 7–Capital Share Transactions

Transactions in capital shares for the six-month period ended November 30, 2020 and the year ended May 31, 2020, were as follows:

Common Shares:	Shares	Amount

For the six-month period ended November 30, 2020:
Common shares issued to shareholders in reinvestment of dividends (a)	50,614	$1,036,766

For the Year ended May 31, 2020:
Common shares issued to shareholders in reinvestment of dividends (a)	31,427	$635,272

Preferred Shares (b)/(c):	Shares	Amount

For the period June 26, 2012 through May 31, 2013:
Series B Shares Issued	350	$35,000,000

(a)	See page 27 for information on the Fund’s dividend reinvestment plan.

(b)	For the period June 1, 2013 through November 30, 2020, there were no new shares issued.

(c)	Series A Shares were fully redeemed on June 15, 2020.

Note 8–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 9–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended November 30, 2020, events and transactions subsequent to November 30, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

On December 1, 2020, the Fund declared a dividend in the amount of $0.085 per Common share, payable on December 31, 2020, to shareholders of record on December 15, 2020.

On December 15, 2020, the Fund paid its semiannual distribution to its Series B FMTP Shares in the amount of 1,505.53, per preferred share.

On December 15, 2020, the Fund fully redeemed its Series B FMTP Shares. The redemption price per share totaled $100,000 for a total redemption amount of $35,000,000.

On January 4, 2020, the Fund declared dividends to Common shareholders for the upcoming quarter as shown in the following schedule:

Month	Ex-Date	Record Date	Payable Date	Amount
January	1/14/21	1/15/21	1/29/21	$0.085
February	2/12/21	2/16/21	2/26/21	$0.085

March	3/12/21	3/15/21	3/31/21	$0.085

26	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”) shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Common shares by providing the required enrollment notice to Computershare Trust Company, N.A., the Plan Administrator (“Plan Administrator”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator when the Fund declares a distribution.

When the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan (i.e., those holders of Common shares who (“opt-in”) will receive the equivalent in Common shares. The Common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per Common share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the NAV per Common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common share on the payment date; provided that, if the NAV is less or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common share on the payment date. If, on the payment date for any Dividend, the NAV per Common share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in Common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common share exceeds the NAV per Common shares, the average per Common share purchase price paid by the Plan Administrator may exceed the NAV of the Common shares, resulting in the acquisition of fewer Common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common share at the close of business on the Last Purchase Date provided that, if the NAV per Common share is less than or equal to 95% of the then current market price per Common share; the dollar amount of the Dividend will be divided by 95% of the market price per Common share on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Common shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $.15 per share sold fee. All per share fees include any brokerage commission the Plan Administrator is required to pay.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone (855) 456-9683, through the internet at www.computershare.com/investor or in writing to P.O. Box 505000, Louisville, Kentucky 40233.

27	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Proxy Results

The Annual Meeting of Shareholders was held on September 30, 2020, to elect three Class II Trustees of the Fund by shareholders of record as on July 6, 2020. Listed below are the results of this voting.

Trustees	Votes FOR	Votes WITHHELD	Abstentions	Total Voted

Alan R. Latshaw	25,779,714.8	301,184	0	26,080,898.8
Richard H. Nolan, Jr	350	0	0	350

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at sec.gov or upon request by calling New York Life Investments at 800-624-6782.

28

Manager

New York Life Investment Management LLC

New York, New York

Subadvisor

MacKay Shields LLC1

New York, New York

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Transfer, Dividend Disbursing and Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

(855) 456-9683

newyorklifeinvestments.com

1.	An affiliate of New York Life Investment Management LLC.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

1722074 MS234-20	MSMHI10-01/21 (NYLIM) NL265

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the registrant’s last response to this item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure

Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: February 5, 2021

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial
and Accounting Officer

Date: February 5, 2021

EXHIBIT INDEX

(a) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.